                                                                   EXHIBIT 10.15


                         AMERICAN CELLULAR CORPORATION
                             SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT is made as of June 25, 1998 by and between American Cellular Corporation, a Delaware corporation (the "Company"), and
                                                            -------
Janice Mercer ("Purchaser").
                ---------

     WHEREAS, Purchaser is E.V.P. - Operations of the Company; and

     WHEREAS, Purchaser desires to purchase from the Company, and the Company desires to issue and sell to Purchaser, certain shares of non-voting Class B Common Stock of the Company, par value $0.01 per share ("Class B Common Stock");
                                                         --------------------

          NOW, THEREFORE, the parties agree as follows:

          1.  Sale of Class B Stock.  The Company hereby agrees to sell to
              ---------------------
Purchaser, and Purchaser hereby agrees to purchase, an aggregate of 1,500 shares of Class B Common Stock (the "Shares"), at a purchase price of $10.00 per share,
                              ------
in cash.

          2.  Closing.  Purchaser shall deliver to the Company the funds
              -------
necessary to consummate the purchase of the Shares on or prior to the date hereof, and the closing of the purchase and sale of the Shares shall take place concurrently with such delivery and the execution of this Agreement.

          3.  Repurchase Option for Unreleased Shares.  In the event of any
              ---------------------------------------
voluntary or involuntary termination of Purchaser's employment with the Company for any reason (other than death or disability) before all of the Shares are released from the Company's Repurchase Option (as defined below), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option (the "Repurchase Option"),
                                                          -----------------
but not the obligation, for a period of 90 days from such date to repurchase all or any portion of the Unreleased Shares (as defined below in Section 4) at such time at the original purchase price per share (the "Repurchase Price"). The
                                                    ----------------
Repurchase Option shall be exercisable by the Company by written notice to Purchaser and shall be exercisable, at the Company's option, (i) by delivery to Purchaser with such notice of a check in the amount of the purchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of Purchaser's indebtedness, if any, to the Company equal to the purchase price for the Shares being repurchased, or (iii) by a combination of (i) and
(ii) so that the combined payment and cancellation of indebtedness equals the Repurchase Price times the number of Unreleased Shares to be repurchased (the "Aggregate Repurchase Price"). Upon delivery of such notice and the payment of
---------------------------
the Aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          4.  Vesting and Release of Shares From Repurchase Option.
              ----------------------------------------------------

     (a) Any of the Shares which, from time to time, have not yet vested and been released from the Repurchase Option are referred to herein as "Unreleased Shares."
------------------

     (b) The Shares shall vest and be released from the Company's Repurchase Option pursuant to the following schedule: 25% of the Shares shall be vested and automatically convert into shares of Class A Common Stock in accordance with
Section 6 on each anniversary of the Effective Date (as defined below) such that 100% of the Shares shall have vested on the fourth anniversary of the Effective Date; provided, however, that all Shares shall immediately vest, and
      --------  -------
automatically convert into shares of Class A Common Stock, in accordance with
Section 7, upon the death or disability of Purchaser. For purposes hereof, "disability" shall mean Purchaser's inability to perform her duties of
-----------
employment as a result of physical or mental illness for a period of three consecutive months or an aggregate of six months during any twelve-month period and "Effective Date" shall mean June 25, 1998.
     --------------

     (c) PURCHASER ACKNOWLEDGES AND AGREES THAT THE LAPSING OF THE REPURCHASE OPTION PURSUANT TO THIS SECTION 4 IS EARNED ONLY BY CONTINUING SERVICE AS AN ACTIVE EMPLOYEE OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE REPURCHASE OPTION SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR SUCH PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

          5.  Vesting on Change in Control.  In the event of a Change in Control
              ----------------------------
(as defined in that certain Stockholders Agreement among the Company and the investors party thereto dated as of March 5, 1998 (as amended from time to time in accordance with the terms thereof, the "Stockholders Agreement")), then the
                                           ----------------------
Repurchase Option shall lapse as to all Unreleased Shares, which shall automatically convert into shares of Class A Common Stock in accordance with
Section 7, and any successor to the Company prior to or upon the consummation of such Change in Control shall confirm in writing to Purchaser such successor's obligation to deliver to Purchaser any Unreleased Shares (and any securities, cash or other property deliverable in respect thereof). The Company shall not effect a Change in Control unless the successor entity (if other than the Company) resulting from such Change in Control shall have assumed by a written instrument executed and mailed by certified mail or delivered to Purchaser at her last address appearing on the books of the Company, stating the obligation of such successor to deliver to Purchaser such shares of stock, securities or assets which Purchaser is entitled to receive.

          6.  Escrow of Shares.  All Unreleased Shares shall be held by the
              ----------------
Company along with a stock assignment executed by Purchaser in blank in the form attached hereto as Exhibit A.
                   ---------

          7.  Conversion.  Shares which are no longer Unreleased Shares shall
              ----------
automatically convert into fully-paid and non-assessable shares of Class A Common Stock on a one-for-one basis. The Company shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock the number of shares of Class A Common Stock deliverable upon conversion of the Shares and shall, at its own expense, take all such actions and obtain all such permits and orders as may be necessary to enable the Company lawfully to issue such Class A Common Stock. The Company shall as soon as reasonably practicable after conversion of the Shares pursuant to this Section 7 (and in any event, within 20 days after Purchaser has so requested) cause to be issued and delivered to Purchaser certificates for the number of shares of Class A Common Stock to which Purchaser shall be entitled hereunder, and the certificates representing the Shares so converted shall be canceled. Such conversion shall be deemed to have been made as of the date of vesting of the Shares, and the person or persons entitled to receive the Class A Common Stock issuable upon such automatic conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date.

          8.  Adjustment for Stock Split.  All references to numbers of shares
              --------------------------
of securities of the Company and the purchase price therefor in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split or stock dividend or other similar change in such securities which may be made by the Company after the date of this Agreement.

          9.  Registration Rights.  The shares of Class A Common Stock into
              -------------------
which the Shares are convertible shall constitute "Registrable Securities" under the Registration Rights Agreement among the Company and the investors party thereto dated as of March 5, 1998 (as amended from time to time in accordance with the terms thereof, the "Registration Rights Agreement")), and Purchaser
                             -----------------------------
shall be deemed a "Stockholder" under the Registration Rights Agreement and bear all rights and be subject to all obligations of a "Stockholder" thereunder.

          10.  Transfer Restrictions.
               ---------------------

               (a)  Definitions.  For purposes of this Agreement:
                    -----------

                   (i)  "Initial Public Offering" means the initial sale of
                         -----------------------
shares of the Company's Common Stock to the public pursuant to a registration statement under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Act"), which has been declared
                                             ---
effective by the Securities and Exchange Commission (other than a registration statement on Form S-8 or Form S-4 or any successor to such Form, or any other similar form) which results in an active trading market in shares of Common Stock.

                  (ii)  "Permitted Transfer" means (A) Purchaser's Transfer to
                         ------------------
the Company of shares of Class A Common Stock or shares of Class B Common Stock hereunder; or (B) Purchaser's Transfer of all or a portion of its shares of Class A Common Stock to any Related Person (as defined in Section 12(g)).

                 (iii)  "Transfer" means any direct or indirect transfer, sale,
                         --------
assignment, pledge, hypothecation or other disposition.

               (b)  Transfer. Transfers of Shares and shares of Class A Common
                    --------
Stock issued upon the conversion thereof are strictly prohibited, except for Permitted Transfers and Transfers consummated in accordance with Section 10(c) hereof. Any attempt to Transfer any such shares not in accordance with this Agreement shall be null and void and neither the Company nor any transfer agent of such securities shall give any effect to such attempted Transfer in its records. Prior to consummation of any Transfer permitted under the first sentence of this Section 10(b), Purchaser shall cause the transferee to execute an agreement in form and substance reasonably satisfactory to the Company providing that such transferee shall be bound by all the terms and provisions of, and entitled to all the rights and benefits under, this Agreement, which are or theretofore had been applicable to Purchaser with respect to the shares in question.

               (c)  Drag Along Obligation. Purchaser shall be subject to Section
                    ---------------------
3 of the Stockholders Agreement with respect to all of Purchaser's Shares and any shares of Class A Common Stock issued upon the conversion thereof.

               (d)  Termination.  The restrictions on Transfer imposed by this
                    -----------
Section 10 (including the drag along obligation) shall automatically terminate upon an Initial Public Offering which raises at least $50,000,000 in proceeds to the Company and is underwritten pursuant to a firm commitment underwriting by nationally recognized underwriters.

          11.  Investment Representations.  In connection with the purchase of
               --------------------------
the Shares, Purchaser hereby makes the following representations to the Company with respect to the Shares and the shares of Class A Common Stock issued upon the conversion thereof (collectively, the "Securities"):
                                           ----------

               (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

               (b) Purchaser is purchasing the Securities for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Act.

               (c) Purchaser understands that (i) the Securities have not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein; (ii) the Securities must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available; (iii) the Company is under no obligation to register the Securities;
(iv) a transfer of any of the Securities will not be valid unless a Registration Statement under the Act is in effect as to such transfer or in the opinion of counsel satisfactory to the Company such registration is unnecessary in order for such transfer to comply with the Act; and (v) the share certificates evidencing the Securities shall be endorsed with the following legends:

               (i)  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE
          BEEN   ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN
          CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

              (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

             (iii)  Any legend required by any applicable state securities laws.

          The Company will remove the restrictive legends referenced above upon request of Purchaser provided that the restrictions described in such legends are no longer applicable and Purchaser has provided the Company with evidence satisfactory to it that the conditions to the termination of such restrictions have been met.

          12.  Effects of Termination on Shares Released from Repurchase Option.
               ----------------------------------------------------------------

               (a)  Call Right.  If at any time Purchaser is terminated by the
                    ----------
Company as an employee for any reason, or if her termination is due to death or disability, the Company shall be entitled to serve written notice on Purchaser or her executor (the "Call Notice") stating that Purchaser or her executor shall
                      -----------
thereby be required to sell all or a portion of the shares of Class A Common Stock then owned by Purchaser or any Related Persons (as defined in subsection
(f)) that had been received by Purchaser upon conversion of vested Shares (the

"Call Shares").  The Company may exercise the foregoing call right by delivering
------------
an irrevocable written notice to Purchaser or her executor within 20 days after Purchaser is terminated by the Company.

               (b)  Purchase Price.  The purchase price to be paid by the
                    --------------
Company to Purchaser or her Related Persons for the Call Shares shall equal the pro rata ownership share of the fair market value of the Company as of the termination date represented by the Call Shares

(determined on a fully-diluted basis). The fair market value of the Company shall be determined as follows: Within 15 days after the Call Notice is delivered by the Company, the Company shall select an appraiser to determine the Company's fair market value as of the termination date. The appraiser shall submit its written determination to the Company and Purchaser within 30 days after the appraiser's engagement, and such appraisal shall be binding upon the parties.

               (c)  Costs. The Company shall bear the reasonable costs and
                    -----
expenses of the appraiser engaged pursuant to Section 12(b).

               (d)  Standards. The appraiser selected pursuant to Section 12(b)
                    ---------
shall be associated with firm that is nationally recognized as an appraiser of businesses of the size and type of the Company.

               (e)  Closing. The Company shall consummate the repurchase of the
                    -------
Call Shares from Purchaser or her Related Persons not more than 30 days after the date the appraiser has delivered its binding appraisal report to the parties under paragraph (c). The purchase price shall be paid in cash; provided,
                                                               --------
however, that with respect to the excess amount, if any, by which the purchase
-------
price for shares of Class A Common Stock due from the Company hereunder exceeds the price initially paid by Purchaser to the Company, the Company shall have the option to pay such excess amount in the form of shares of Series A Preferred Stock of the Company, $0.01 par value per share, valuing such shares by their stated value ($100 as of the date hereof).

               (f)  Related Persons.  "Related Persons" means any revocable or
                    ---------------    ---------------
irrevocable trust or custodianship the beneficiaries of which may include only Purchaser, her spouse and/or her lineal descendants by blood or adoption, or a corporation, partnership or limited liability company of which Purchaser, her spouse and/or her lineal descendants by blood or adoption are the sole direct or indirect owners.

          13.  Tax Consequences.  Purchaser has reviewed with Purchaser's own
               ----------------
tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that Purchaser (and not the Company) shall be responsible for Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference
                          ----
between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its Repurchase Option. In the event the Company has a class of equity securities registered under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange
                                                                      --------
Act"), "restriction" with respect to officers, directors and 10% shareholders
---
also means the period after the purchase of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the

Exchange Act. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option or Section 16(b) period expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of purchase.

          PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PURCHASER'S BEHALF.

          14.  General Provisions.
               ------------------

               (a) This Agreement (including references herein to the Stockholders Agreement and Registration Rights Agreement) contains the complete, final and exclusive statements of the agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, negotiations, representations, understandings and discussions between the parties and/or their respective representatives with respect to the subject matter covered hereby.

               (b) Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given (i) upon personal delivery to the person to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt addressed as set forth on the signature page of this Agreement, or at such other address as a party may designate by ten
(10) days' advance written notice to the other party.

               (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company and any purported transfer otherwise shall be null and void, except as permitted by Section 10 hereof.

               (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. Any amendment or waiver of any provisions hereof shall be set forth in writing and shall be executed by both parties hereto. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other remedies available to it under the circumstances.

          (e) Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

                            (SIGNATURE PAGE FOLLOWS)

          IN WITNESS WHEREOF, the parties have duly executed this Subscription Agreement as of the day and year first set forth above.


AMERICAN CELLULAR CORPORATION      PURCHASER:
a Delaware corporation


By:    /s/ Brian McTernan                 /s/ Janice Mercer
   --------------------------      ---------------------------------
Name:   Brian McTernan             Name:  Janice Mercer
Title:  President

Address:                           Address:

1336 Basswood Street               2450 Estates Parkway
Suite F                            Lucas, TX  75002
Schaumburg, IL  60173

                               CONSENT OF SPOUSE
                               -----------------

          I, ______________________________, spouse of __________, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of American Cellular Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as i may have any rights in said Agreement or any shares issued pursuant thereto under the laws of the State of Illinois (or other state of our residence) relating to marital property in effect as of the date of the signing of the foregoing Agreement.

Dated:         , 1998
      ---------
                                      ------------------------------------------
                                                 (Signature of Spouse)

                                   EXHIBIT A
                                   ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED I, _______________, hereby sell, assign and transfer unto ___________________________________________________ (__________)
shares of the Class B Common Stock of American Cellular Corporation standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _______________, attorney-in-fact, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

          This Stock Assignment may be used only in accordance with the Subscription Agreement between American Cellular Corporation and the undersigned dated ____________, 1998.

Dated: _______________, _____

                                                ________________________________
                                                Purchaser



INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Agreement, without requiring additional signatures on the part of Purchaser.

                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below

     1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

          NAME:  TAXPAYER:           SPOUSE:

          ADDRESS: :

          IDENTIFICATION NO.:        SPOUSE:

          TAXABLE YEAR:  1998

     2. The property with respect to which the election is made is described as follows: __________________shares (the "Shares") of the Class B Common Stock of American Cellular Corporation (the "Company").

     3.  The date on which the property was transferred is: _____________, 1998.

     4.  The property is subject to the following restrictions:

         The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares over time.

     5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is approximately: $______ per share.

     6.  The amount (if any) paid for such property is: _____________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:  ______________, 1998        _________________________________
                                    Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:  ______________, 1998        _________________________________
                                    Spouse of Taxpayer